SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2000.


                SCHOOL SPECIALTY, INC.
(Exact name of registrant as specified in its Charter)



   Wisconsin                000-24385                 39-0971239
(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)           Identification No.)
incorporation)



        1000 North Bluemound Drive
           Appleton, Wisconsin                     54914
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (920) 734-5712

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Item 4.   Change in Registrant's Certifying Accountant.

On December 11, 2000, School Specialty, Inc. (the
"Company") dismissed PricewaterhouseCoopers LLP as its independent auditors. The reports of
PricewaterhouseCoopers LLP on the Company's financial statements for the fiscal years ended April 29, 2000 and April 24, 1999 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended April 29, 2000 and April 24, 1999 and during the subsequent interim period through December 11, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
During the fiscal years ended April 29, 2000 and April
24, 1999 and during the subsequent interim period through December 11, 2000, there were no reportable events (as defined in Item 304 (a)(1)(v) of the Regulation S-K).

PricewaterhouseCoopers LLP (Minneapolis, Minnesota office) was engaged as the Company's independent auditors while the Company was owned by U.S. Office
Products ("USOP"). The Company continued to engage the Minneapolis, Minnesota office of PricewaterhouseCoopers
LLP subsequent to the spin-off from USOP, which facilitated resolution of transitional matters resulting from the June 1998 spin-off from USOP.

The Company provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") and requested that PricewaterhouseCoopers LLP furnish the Company a letter addressed to the SEC stating whether
PricewaterhouseCoopers LLP agrees with the statements made by the Company herein. PricewaterhouseCoopers
LLP's letter, dated December 14, 2000, is attached as
Exhibit 16.1 hereto.

Simultaneously with the dismissal of
PricewaterhouseCoopers LLP, the Company engaged Arthur
Andersen LLP's Milwaukee, Wisconsin office to act as its independent auditors. The Company engaged Arthur
Andersen LLP's Milwaukee, Wisconsin office to act as its independent auditors due to Arthur Andersen LLP's significant Wisconsin presence. School Specialty is headquartered in Wisconsin and has substantial operations in the state. During the two most recent fiscal years and subsequent interim period through December 11, 2000, the Company has not consulted with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Company's Board of Directors
(the "Board") recommended to the Board and the Board thereafter authorized management to dismiss
PricewaterhouseCoopers LLP and to engage Arthur
Andersen LLP as the Company's independent auditors on the date deemed appropriate by Company management, following the filing of the Company's most recent
Quarterly Report on Form 10-Q and a Current Report on
Form 8-K filing relating to the acquisition of the wholesale business of J.L. Hammett. Company management dismissed PricewaterhouseCoopers LLP and engaged Arthur
Andersen LLP on December 11, 2000.

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Item 7.  Financial Statements and Exhibits

 (a)     Not applicable
 (b)     Not applicable
 (c)     The following exhibit is filed with this report:

         Exh. No.       Description

          16.1          Letter from PricewaterhouseCoopers LLP,
                        dated December 14, 2000 to the Securities and Exchange Commission.

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                      SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SCHOOL SPECIALTY, INC.
                             (Registrant)


            12/14/2000       /s/ Daniel P. Spalding
            Date             -------------------------------------------------
                             Daniel P. Spalding
                             Chairman of the Board, Chief Executive Officer
                             (Principal Executive Officer)


            12/14/2000       /s/ Mary M. Kabacinski
            Date             -------------------------------------------------
                             Mary M. Kabacinski
                             Executive Vice President, Chief Financial Officer
                             (Principal Financial and Accounting Officer)

                     EXHIBIT INDEX


Exh. No                  Description

16.1                     Letter from PricewaterhouseCoopers LLP,
                         dated December 14, 2000, to the Securities and Exchange Commission.